Borrowings	3 Months Ended
Mar. 31, 2022
Borrowings
Borrowings

Note 5. Borrowings

Loan from Lessor

In October 2020, the Company entered into a lease for approximately 1,356 square meters, which is allocated on 839 square meters of office space, and 518 square meters of laboratory space in Hørsholm, Denmark. In addition to the ordinary lease payments, the Company obtained financing from DTU Science Park A/S (“DTU”) for rebuilding the laboratory facility and engineering building to match the Company’s needs. The Company will repay the $1.3 million financing at a fixed interest rate of 6% over 8 years. If the lease is terminated due to default by the Company before the outstanding balance, including interest accrued, has been repaid, the remaining balance is due immediately. The finance liability is recorded at cost, which approximates fair value at the time of issuance.  As of March 31, 2022, the Company is still in discussions with DTU on the actual costs incurred. For the three months ended March 31, 2022, interest expense related to the Loan from lessor was immaterial.

As a result of the finance structure this amount is not included as Purchase of property, plant and equipment within the condensed consolidated interim statements of cash flows. The leasehold improvements recognized will be subject for adjustment when the actual costs incurred are made available from DTU.

EIB Loan

In August 2020, the Company executed the EIB Loan with EIB, for a principal amount of €20.0 million, divided into three tranches of tranche 1 in the amount of €7.0 million, tranche 2 in the amount of €6.0 million and tranche 3 in the amount of €7.0 million. Under the EIB Loan Agreement, the tranche balances are due six years from their respective disbursement dates.

During the year ended December 31, 2021, the Company initiated the draw of the first tranche of the EIB Loan Agreement. The Company received the proceeds from the draw of the first tranche of €7.0 million (approximately $7.7 million) on February 17, 2022. For the three months ended March 31, 2022, interest expense related to the EIB Loan was $0.1 million. The loan is repayable in full 6 years after draw down.

Borrowings are summarized as follows (in thousands):

	March 31,	December 31,
	2022	2021
Loan from lessor	$1,116	$1,170
EIB Loan	6,728	—
Total Borrowings	7,844	1,170
Less: Borrowings, current portion	(125)	(126)
Total Borrowings, net of current portion	$7,719	$1,044